Taxes on Income	12 Months Ended
Dec. 31, 2021
Disclosure of income tax [text block] [Abstract]
TAXES ON INCOME

NOTE 18: TAXES ON INCOME

a.	Tax rates applicable to the Company:

Since the tax year 2018, the taxable income of the Company is subject to a corporate tax rate of 23%.

b.	The Group’s carryforward tax losses as of December 31, 2021, totaled approximately $44 million which may be carried forward and offset against taxable income in the future for an indefinite period. The Company did not recognize deferred taxes for carryforward losses and temporary differences, as well as capital losses and real losses, because their utilization in the foreseeable future is not probable.

c.	Below is the reconciliation between the “theoretical” tax expense, assuming that all the income were taxed at the regular tax rate applicable to companies in Israel and the taxes recorded in the statements of comprehensive income (loss) in the reporting year:

	Year ended December 31,
	2021	2020	2019
	U.S. dollars in thousands

Income (loss) before taxes on income, as reported in the statements of comprehensive income (loss)	435	(2,954)	(763)

Theoretical tax expense (benefit)	100	(679)	(175)
Expenses (income) not recognized for tax purposes	515	420	(80)
Temporary differences in the reported year for which no deferred taxes were recognized	-	1	(1)
Increase (decrease) in taxes resulting mainly from exchange rate differentials and taxable losses in the reported year for which no deferred taxes were recognized	(615)	258	256

Tax benefit	-	-	-

d.	Tax assessments:

The Company filed self-assessments that are deemed final through the 2016 tax year. Xtepo has not received tax assessments since its incorporation in November 2009.